Item 1: Report to Shareholders

Emerging Markets Stock Fund	October 31, 2005

The views and opinions in this report were current as of October 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Fellow Shareholders

Emerging stock markets posted stellar six-month and annual gains during your fund’s fiscal year ended October 31, 2005. Although returns varied widely from country to country, emerging markets, on average, posted double the advance of developed overseas stock markets and triple the result for U.S. blue chips as measured by the MSCI EAFE (Europe, Australasia, and Far East) Index and the S&P 500 Index, respectively. Gains were evenly spread over the past two six-month periods, and it is worth mentioning that emerging markets have outperformed global developed markets for five consecutive years.

PERFORMANCE REVIEW

We are pleased to report the Emerging Markets Stock Fund generated a solid 22.04% return for the past six months and 41.75% for the year. As shown in the table, the portfolio handily outperformed the Lipper Emerging Markets Funds Average and the MSCI Emerging Markets Index for the 6- and 12-month periods. Stock selection and, to a lesser extent, country and sector allocation decisions drove our superior results. For the past six months, the portfolio benefited from excellent stock selection in financials (especially commercial banks) and telecommunication services (diversified telecoms), which generated strong gains versus the benchmark index. We were also significantly below the index’s allocation in Taiwan—one of the worst-performing countries for the past six months—aiding our comparison with the benchmark. Stock selection in the materials sector was also good and the sector performed well, but our below-benchmark allocation hurt relative returns.

MARKET ENVIRONMENT

Despite ongoing Federal Reserve rate hikes and increasing inflation fears, investors continued to buy emerging markets stocks over the past year, attracted by their higher growth rates, surging prices, and improving economic and company fundamentals. As could be expected, hiccups in global economic growth caused some investor skittishness during the year—in March/April and recently in October—leading to sharp corrections in our markets. However, high oil and commodity prices and the fundamental strength of many emerging economies propelled market returns.

THE DOLLAR RISES AGAIN

The U.S. dollar gained 12% against the yen, 8% in relation to the British pound, and 12% versus the euro this year, through October 31. The dollar’s strength was largely due to rising yields relative to Europe and Japan, the faster pace of U.S. economic growth than in other major developed markets, and strong demand from overseas investors.

Why should you care about the U.S. greenback’s strength or weakness versus other currencies? If you have been a tourist in a foreign country, you know that a strong dollar allows you to buy more goods and services per dollar. (For example, if you can buy a euro for $1.10 rather than $1.20 —the exchange rate on October 31, 2005—you spend fewer dollars for a cab ride, dinner, and a bottle of wine.) Along the same lines, a strong dollar makes imported goods and services less expensive for U.S. purchasers. Even if the currency price charged by the foreign exporter does not change, the strong dollar means it costs fewer dollars to buy the product. Conversely, a weak dollar makes U.S. goods more attractive in overseas markets.

Investing in foreign stocks and bonds involves the same type of currency translations. Initially, dollars must be converted into the local currency to buy the securities. Subsequently, price quotations, dividends and interest payments, and redemptions must be translated back into U.S. dollars. Because foreign exchange rates continually change due to each currency’s supply and demand, currency movements can increase or decrease the dollar value of an investment even if the security’s price remains unchanged. U.S. investors benefited from the falling greenback in 2004. The MSCI EAFE (Europe, Australasia, and Far East) Index gained 13.1% in local-currency terms but, thanks to currency exchange, produced a 20.7% return for U.S. investors.

With several more Fed rate hikes in prospect and solid fundamental underpinnings—corporate earnings gains at the fore—T. Rowe Price International portfolio managers believe the U.S. dollar has reasonable support at current levels versus other currencies. Over the longer term, however, our managers believe these positive factors will moderate and the dollar will reverse course due to concerns about the ballooning U.S. trade and budget deficits and the likelihood of rate hikes by the European Central Bank.

Within the MSCI Emerging Markets Index, energy stocks—especially the equipment and services industry—were the strongest performers. Firms in this industry have benefited from oil companies using their profits to expand and explore. Utilities climbed due to increasing demand for power and government reforms. Consumer staples stocks also gained largely because of improving consumer wealth in these markets, and financials were strong thanks to the benign economic environment and increasing demand for consumer loans. Every sector in the benchmark posted double-digit gains, but information technology was the weakest due to soft global demand for software and computer products.

From a regional perspective, Latin America was the best-performing emerging region over the past six months driven mainly by Brazil, which benefited from high commodity prices, the improving economy, and currency gains. Unlike most developed markets, results for dollar-based investors in Brazil were boosted by the real’s strength versus the dollar. The emerging Europe, Middle East, and Africa (EMEA) region also generated solid performance and outperformed global emerging markets for the past six months. The central European markets of the Czech Republic, Hungary, and Poland continued to attract foreign investors despite slowing growth. Thanks to its reform program, Egypt posted solid gains, and Turkey was also strong. South Africa was the weakest market in the EMEA region. Asian markets underperformed the overall emerging markets asset class. South Korea and India produced the best returns, but Taiwan and China lagged due to poor profitability and excessive competition.

PORTFOLIO REVIEW

Far East
Over the past six months, we continued trimming our exposure in South Asia to about a benchmark-neutral allocation. However, we remained significantly underweight in North Asia, especially Taiwan. (MSCI increased Taiwan’s weighting in the Emerging Markets Index over the summer, which reduced our relative exposure in North Asia.) In general, the Far East region performed well, but it trailed other emerging market regions. We view most Chinese companies as expensive, and although China’s economy is growing at about a 9% clip, we haven’t invested much of the portfolio directly in China. This is because many of their companies are former state-owned enterprises and managements lack incentive to maximize shareholder value. India, on the other hand, offers more modest but sustainable economic growth in the 6% range that we believe could continue for several years. At this juncture, we prefer the investment opportunities in India to those in China.

We added to our South Korean exposure over the year, primarily Samsung Electronics. This semiconductor manufacturer is the portfolio’s largest holding and the largest stock in the benchmark. Samsung has a solid performance record and is well positioned in high-growth product lines, including flash memory and liquid crystal displays (LCDs). We expect South Korea’s economy to improve into 2006, and we think Samsung’s earnings will rise in tandem with the country’s economic growth. We also added Kookmin Bank, which is actively working to improve the quality of its loan portfolio. We believe the bank is well positioned to benefit as the Korean credit cycle improves with the domestic economy. Woori Finance Holdings also performed exceptionally well in the past six months. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

We trimmed or eliminated a number of our Indian financials holdings during the past six months because we became concerned about the hype surrounding India, the massive foreign investment inflows, and in several cases because valuations had become stretched. Among our larger sales, we eliminated media/pay TV company Zee Telefilms due to concerns about competition and protracted service delays. Overall, India’s market rose sharply over the 6- and 12-month periods, and the portfolio benefited from excellent stock selection—especially in telecom services. We expect strong earnings growth from Videsh Sanchar Nigam (VSNL), a fixed-line telecom company that is aggressively taking market share in broadband. Bharti Televentures, a wireless telecom, was another stand-out performer. We are also finding exciting growth opportunities in the information technology sector. We added Infosys Technologies, an IT services provider, which is benefiting from steady and growing demand.

The portfolio’s largest single country bet is our 8% underweight in Taiwan, which turned out to be the second-worst-performing country in the emerging markets index for the past six months (Venezuela was worst). As in India, we benefited from good stock selection, particularly in technology companies including Foxconn Technology, Acer, and Advantech. We also avoided Taiwan’s underperforming semiconductor industry stocks, preferring to own what we believe are higher-quality Korean names in that industry because they operate in a more favorable competitive environment. However, we purchased Ritek, a leader in the optical storage media (DVD writers), near the end of the reporting period, and it fell sharply on concerns about inventory and industry overcapacity.

Europe, Middle East, and Africa
Our overweight in the emerging EMEA region, which outperformed the benchmark for the past six months, was beneficial. We increased our position in Turkey, where the economy is improving and interest rates and inflation are falling. We added to our stake in Egypt in the first half of our fiscal year, but decided to take some profits toward the end of the reporting period. The Egyptian economy is experiencing very rapid growth as it implements political and economic reforms. We like the largest stocks in the index because top-tier Egyptian companies are high quality by emerging markets standards. We reduced our position in Israel, which offers few attractively valued investment opportunities. Our positive outlook for the Russian economy led us to add consumer-related holdings including Pyaterochka, the fast-growing discount retailer, but we remain underweight in resource stocks that dominate the market. In South Africa, rising GDP growth, disposable income, real wages, and housing prices, coupled with interest rates at 20-year lows, have boosted spending power and consumer goods demand across the burgeoning black middle class.

Egypt, the fund’s largest country overweight, aided performance as its market gained nearly 160% for the past 12 months. Although the allocation was beneficial, stock selection within Egypt crimped our results versus the benchmark. Stock selection in Turkey, our second-largest country overweight, was particularly good. Commercial banks, which make up the majority of our holdings in the country, rallied thanks to the improving economy, falling interest rates, and benefits of European Union accession talks. Turkiye Is Bankasi, a Turkish bank, was among our largest purchases and best performers for the past six months. It is trading at an attractive valuation, has high loan growth, and is improving its balance sheet by shifting to interest-earning assets.

Our largest purchases for the past six months included a pair of EMEA-based oil stocks. Novatek OAO is the largest independent gas producer in Russia and the second-largest overall producer behind state-owned Gazprom. We already owned a small position in the stock obtained through private placement, but were able to add more through its initial public offering in July. As a domestic supplier with ample reserves, the company would be a direct beneficiary of any rise in Russian domestic gas prices, and we expect strong earnings growth for the foreseeable future. The other energy purchase was Sasol, a South African company that should benefit from global refining capacity constraints. It performed in line with the broad energy market, but tumbled in October. Earlier in the year, we also added South Africa-based MTN Group, a wireless telecommunications provider that serves six African nations and is the second-largest provider in South Africa. The company is generating earnings gains through a combination of subscriber growth and improving profitability. Mobile phone penetration in South Africa is less than 35%, and we think the strong South African consumer cycle will continue to drive subscriber growth.

Latin America
Latin American stocks continued their strong performance over the past six months, posting the best results among emerging markets and contributing to the fund’s stellar returns. Markets in the region generally benefited from stronger currencies and ongoing increases in oil and raw materials prices, which led the energy and materials sectors higher for the period. Consumer and financial stocks also performed well in the region as economic growth generated strong consumer demand. Political turmoil involving President Lula da Silva’s party during the summer had little impact on the markets.

In the past six months, we increased our holdings in Brazil, where the economy is improving, interest rates recently started to fall, and the real has been particularly strong versus the dollar—further enhancing returns for U.S. investors. Petroleo Brasileiro (Petrobras), a Brazilian oil producer, was among the portfolio’s largest purchases and best contributors for the past six months. Despite the solid gains, valuations are still reasonable compared with global peers, and the firm has successfully accelerated its production. We added to banks including Banco Itau and established new positions in Banco Bradesco and Banco do Brasil. We also beefed up our exposure in the materials sector by adding metals and mining stocks Companhia Vale do Rio Doce, Caemi Mineracao e Metalurgica, and Companhia Siderurgica Nacional, which all have exposure to steel demand from China and rising iron ore prices.

Our other top Latin American contributor for the period was Mexican wireless telecom America Movil. The company’s strong earnings and market share gains across Latin America is evidence that the management team is executing its strategy. We left our Mexican holdings relatively unchanged over the past six months and remain overweight in highly profitable companies.

OUTLOOK

We see the fundamental strength of emerging market economies supporting returns in the face of a possible global economic slowdown. Our focus on high-quality stocks in industries driven by consumer demand such as media, retailers, banks, mobile phone operators, and our avoidance of dollar-sensitive exporters and materials stocks should produce positive long-term relative performance. Valuations continue to look attractive when compared with developed markets.

We believe improvements in emerging market fundamentals including political stability, trade surpluses, low inflation and interest rates, attractively valued currencies, and improvements in earnings and balance sheet quality are underpinning stability in the asset class. However, we expect the headwinds of rising U.S. interest rates and tightening global liquidity to cause further turbulence in the market over the coming year. Nevertheless, our intermediate- and longer-term outlook for the asset class is bullish because we expect growing domestic wealth and consumer demand to drive performance.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 18, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE					
Beginning of period	$ 17.00	$ 14.30	$ 9.87	$ 9.15	$ 12.42
Investment activities					
Net investment income	0.26	0.14	0.09	0.04	0.02
Net realized and unrealized gain (loss)	6.76	2.64	4.36	0.68	(3.30)
Total from investment activities	7.02	2.78	4.45	0.72	(3.28)
Distributions					
Net investment income	(0.04)	(0.09)	(0.02)	(0.01)	–
Net realized gain	(0.18)	–	–	–	–
Total distributions	(0.22)	(0.09)	(0.02)	(0.01)	–
Redemption fees added to paid-in capital	0.01	0.01	–	0.01	0.01
NET ASSET VALUE					
End of period	**$ 23.81**	**$ 17.00**	**$ 14.30**	**$ 9.87**	**$ 9.15**
Ratios/Supplemental Data					
Total return^	**41.75%**	**19.61%**	**45.16%**	**7.97%**	**(26.33)%**
Ratio of total expenses to average net assets	1.27%	1.33%	1.43%	1.51%	1.58%
Ratio of net investment income to average net assets	1.23%	1.08%	1.12%	0.41%	0.19%
Portfolio turnover rate	53.3%	70.0%	65.6%	70.5%	70.3%
Net assets, end of period (in thousands)	$ 1,294,571	$ 608,257	$ 345,380	$ 158,465	$ 131,436

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
ARGENTINA 1.1%		
Common Stocks 1.1%		
Tenaris ADR (USD)	125,700	13,808
Total Argentina (Cost $5,802)		13,808
BRAZIL 13.3%		
Common Stocks 10.0%		
Banco do Brasil	271,800	5,005
Companhia Siderurgica Nacional	197,900	3,807
Companhia Vale do Rio Doce ADR (USD)	375,900	13,871
Companhia Vale do Rio Doce ADR (1 ADR represents 1 common share) (USD) (1)	442,600	18,293
EDP - Energias do Brasil (2)	492,200	4,904
Gol-Linhas Aereas Inteligentes ADR (USD) (1)	102,200	3,541
Natura Cosmeticos	203,800	8,078
Petroleo Brasileiro (Petrobras) ADR (USD)	740,890	42,505
Petroleo Brasileiro (Petrobras) ADR (1 ADR represents 1 common share) (USD)	324,900	20,761
Tele Norte Leste Participaco	379,133	9,089
		129,854
Preferred Stocks 3.3%		
Banco Bradesco	115,500	5,954
Banco Itau Holdings Financiera	979,490	23,487
Caemi Mineracao e Metalurgica	3,382,800	5,387
Perdigao	172,700	4,686
Weg	1,016,300	3,322
		42,836
Total Brazil (Cost $110,259)		172,690
CHINA 3.6%		
Common Stocks 3.6%		
China Insurance International (HKD) (2)	9,602,000	3,472
China Netcom (HKD)	2,946,000	4,658
China Shenhua Energy (HKD) (2)	4,702,000	5,165
China Telecom (HKD)	10,912,000	3,559
China Unicom (HKD)	4,934,000	3,789
Gome Electrical Appliances (HKD) (1)	2,985,000	1,735

(Cost and value in $ 000s)	Shares	Value
HONG KONG 0.2%		
Common Stocks 0.2%		
Kingboard Chemical Holdings (1)	1,000,000	2,123
Total Hong Kong (Cost $2,016)		2,123
HUNGARY 1.1%		
Common Stocks 1.1%		
OTP Bank	382,700	13,835
Total Hungary (Cost $12,136)		13,835
INDIA 6.1%		
Common Stocks 6.1%		
Arvind Mills	2,066,357	4,858
Ballarpur Industries (3)	616,999	1,413
Bharti Televentures (2)	1,385,946	9,998
I-Flex Solutions	361,900	7,132
Infosys Technologies	212,641	11,921
National Thermal Power	4,771,600	10,298
Petronet LNG (2)	6,275,100	8,114
Power Trading	1,895,900	1,942
Suzlon Energy (2)	736,600	10,557
Videsh Sanchar Nigam	1,949,300	12,566
Total India (Cost $59,791)		78,799
INDONESIA 0.4%		
Common Stocks 0.4%		
Indosat	10,791,500	5,197
Total Indonesia (Cost $5,108)		5,197
LEBANON 0.6%		
Common Stocks 0.6%		
Investcom GDR (USD) (2)	530,700	7,170
Total Lebanon (Cost $7,459)		7,170

(Cost and value in $ 000s)	Shares	Value
MALAYSIA 2.7%		
Common Stocks 2.7%		
AirAsia (2)	3,380,500	1,432
Astro All Asia	6,699,200	9,764
CIMB Berhad	4,787,844	7,803
Hong Leong Bank	1,244,000	1,731
IJM	2,679,500	3,408
IJM, Warrants, 7/10/10 (2)	420,140	48
Malaysia International Shipping	2,381,800	5,993
PLUS Expressways	5,735,900	4,647
Tenaga Nasional	298,300	789
Total Malaysia (Cost $32,665)		35,615
MEXICO 8.1%		
Common Stocks 8.1%		
America Movil ADR, Series L (USD)	1,580,920	41,499
Grupo Aeroportuario del Sureste ADR (USD)	107,700	3,500
Grupo Financiero Banorte	1,652,500	14,082
Grupo Modelo, Series C	1,281,000	3,931
Grupo Televisa ADR (USD)	174,369	12,747
Organizacion Soriana, Series B (2)	1,318,900	5,158
Urbi Desarrollos Urbanos (2)	1,359,400	8,575
Wal-Mart de Mexico, Series V	3,261,525	15,869
Total Mexico (Cost $62,271)		105,361
RUSSIA 5.5%		
Common Stocks 5.5%		
Lukoil (USD)	114,520	6,251
Lukoil ADR (USD)	250,140	13,745
Mobile Telesystems ADR (USD)	173,740	6,427
Novatek OAO (USD)	3,204	7,049
Novatek OAO GDR (USD) (2)(3)	497,300	11,181
Pyaterochka Holding GDR (USD) (1)(2)	665,500	13,048

(Cost and value in $ 000s)	Shares	Value
RBC Information Systems (USD) [2]	800,800	4,348
Sberbank RF (USD)	10,890	9,679
Total Russia (Cost $49,402)		71,728

SOUTH AFRICA 10.9%

Common Stocks 10.9%

	Shares	Value
ABSA Group	765,992	10,154
African Bank Investments	2,318,681	6,918
City Lodge Hotels	76,041	419
Edgars Consolidated Stores	2,108,300	9,368
FirstRand	3,495,351	8,224
Investec	164,100	5,894
JD Group	773,405	8,267
Massmart Holdings	735,200	5,673
MTN Group	1,734,000	12,911
Naspers (N shares) [1]	1,590,600	22,940
Pick 'N Pay Stores	737,400	3,009
SABMiller	428,400	8,046
Sasol	497,351	15,869
Standard Bank Group	890,591	9,178
Sun International	567,195	6,424
Truworths International	2,713,403	7,681
Total South Africa (Cost $114,800)		140,975

SOUTH KOREA 18.8%

Common Stocks 16.3%

	Shares	Value
Amorepacific [1]	37,530	11,184
Cheil Communications	25,570	4,715
Daelim Industrial [1]	87,080	5,087
Hyundai Heavy Industries	71,850	4,694
Hyundai Motor [2]	73,010	5,386
KKC	46,600	8,979
Kookmin Bank	433,746	24,887
Kookmin Bank ADR (USD)	19,900	1,162
LG Electronics	98,640	6,450
LG Philips LCD [1]	51,000	1,910

(Cost and value in $ 000s)	Shares	Value
LG Philips LCD ADR (USD) [1][2]	190,000	3,612
Lotte Chilsung Beverage [1]	8,350	7,401
NCsoft [2]	75,710	7,099
S-Oil	117,220	8,763
S1 Corp.	125,650	5,457
Samsung Electronics	118,355	63,103
Shinhan Financial	238,500	7,996
Shinsegae	34,440	12,368
SK Corporation	92,050	4,732
Woori Finance Holdings [1]	1,030,950	15,961
		210,946
Preferred Stocks 2.5%		
Hyundai Motor	350,870	17,829
Samsung Electronics	37,020	15,189
		33,018
Total South Korea (Cost $174,953)		243,964

TAIWAN 5.9%

Common Stocks 5.9%		
Acer	6,131,740	12,495
Advantech	3,321,767	7,329
Basso Industry	1,935,568	4,500
Chunghwa Telecom	619,000	1,049
Chunghwa Telecom ADR (USD) [1]	65,200	1,129
Delta Electronics	3,792,000	6,406
E.Sun Financial Holding	12,372,075	7,444
Far Eastern Textile	8,883,338	5,189
Hon Hai Precision Industry	1,210,437	5,252
MediaTek	261,000	2,264
Ritek [2]	21,610,000	6,484
Taiwan Cellular	3,728,000	3,115
Via Technologies [2]	4,374,286	2,293

(Cost and value in $ 000s)	Shares	Value
Wintek	3,277,000	4,532
Zyxel Communications	3,888,740	6,994
Total Taiwan (Cost $80,723)		76,475

THAILAND 2.3%

Common Stocks 2.3%

C.P. 7-Eleven	40,200,200	5,915
Kasikornbank NVDR, GDR	5,202,000	7,719
Land & Houses NVDR (1)	22,689,900	4,424
PTT Exploration & Production (1)	705,000	7,262
Ratchaburi Electricity Generating Holding	4,202,900	3,968
True Corp., Rights, 3/31/08 (2)	187,357	—
Total Thailand (Cost $27,773)		29,288

TURKEY 7.2%

Common Stocks 7.2%

Akbank	937,260	5,830
Anadolou Efes Biracilik ve Malt Sanayii	173,300	4,233
Arcelik	679,500	4,051
Denizbank (2)	2,857,225	15,992
Finansbank	2,684,745	8,160
Hurriyet Gazetecilik ve Matbaacilik	3,360,000	9,455
Turkcell Iletisim Hizmet	1,795,320	9,438
Turkcell Iletisim Hizmet ADR (USD)	61,082	805
Turkiye Garanti Bankasi	4,907,750	14,601
Turkiye Is Bankasi	2,976,660	20,635
Total Turkey (Cost $61,167)		93,200

SHORT-TERM INVESTMENTS 2.8%

Money Market Funds 2.8%

T. Rowe Price Reserve Investment Fund, 3.96% (4)(5)	36,493,466	36,493
Total Short-term Investments (Cost $36,493)		36,493

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Affiliated companies (cost $36,493)	$ 36,493
Non-affiliated companies (cost $995,135)	1,309,572
Total investments in securities	1,346,065
Foreign currency	15,067
Receivable for shares sold	7,025
Receivable for investment securities sold	1,557
Dividends and interest receivable	1,513
Cash	43
Other assets	3,209
Total assets	1,374,479
Liabilities	
Obligation to return securities lending collateral	68,006
Payable for investment securities purchased	5,573
Payable for shares redeemed	1,834
Investment management fees payable	1,153
Due to affiliates	93
Other liabilities	3,249
Total liabilities	79,908
NET ASSETS	$ 1,294,571
Net Assets Consist of:	
Undistributed net investment income	$ 10,320
Undistributed net realized gain	60,778
Net unrealized gain	314,436
Paid-in capital applicable to 54,377,112 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	909,037
NET ASSETS	$ 1,294,571
NET ASSET VALUE PER SHARE	$ 23.81

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $35,000 for the year ended October 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2005, approximately 94% of the fund’s net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2005, the value of loaned securities was $79,679,000; aggregate collateral consisted of $68,006,000 in the money market pooled account and U.S. government securities valued at $12,701,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $866,088,000 and $477,898,000, respectively, for the year ended October 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2005 were characterized as follows for tax purposes:

At October 31, 2005, the tax-basis components of net assets were as follows:

For the year ended October 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2005, the cost of investments for federal income tax purposes was $1,031,647,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At October 31, 2005, the fund had a capital gain tax refund receivable of $34,000, no deferred tax liability, and $377,000 of capital loss carryforwards that expire in 2011, and $342,000 that expire in 2012.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2005, expenses incurred pursuant to these service agreements were $86,000 for Price Associates, $519,000 for T. Rowe Price Services, Inc., and $230,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2005, the fund was allocated $210,000 of Spectrum Funds’ expenses, of which $146,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2005, approximately 7.1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended October 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $901,000, and the value of shares of the T. Rowe Price Reserve Funds held at October 31, 2005 and October 31, 2004 was $36,493,000 and $15,637,000, respectively.

As of October 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 105,939 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Emerging Markets Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Markets Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

•  $3,005,000 from short-term capital gains

•  $9,704,000 from long-term capital gains, subject to the 15% rate gains category

For taxable noncorporate shareholders, $ 17,140,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $20,055,000 and foreign taxes paid of $3,018,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.
Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present);
(1945)	Director, Chairman of the Board, and Chief Executive Officer, The Rouse
1991	Company, real estate developers (1997 to 2004); Director, Mercantile
Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1988	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/00 to present),
2001	and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Director

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2002	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Vice
President, Salomon Smith Barney Hong Kong
(to 2001)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, International Funds

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price Global
Vice President, International Funds	Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., T. Rowe Price
Investment Services, Inc., and T. Rowe Price Trust
Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director and Vice President, T. Rowe Price;
President, International Funds	Vice President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President, T. Rowe
Price International, Inc.; Director, T. Rowe Price
Global Asset Management Limited and T. Rowe
Price Global Investment Services Limited

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$14,017	$12,481
Audit-Related Fees	1,194	1,211
Tax Fees	3,974	5,686
All Other Fees	368	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

   (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,010,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 16, 2005